UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 18, 2020
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Pizza Hut Holdings, LLC, KFC Holding Co. and Taco Bell of America, LLC (collectively, the “Borrowers”), each a wholly-owned subsidiary of YUM! Brands, Inc. (the “Company,” “we,” or “our”), are party to the Credit Agreement, dated as of June 16, 2016 (as amended by Refinancing Amendment No. 1 dated as of March 21, 2017, Refinancing Amendment No. 2 dated as of June 7, 2017, and Refinancing Amendment No. 3 dated as of April 3, 2018, the “Credit Agreement”), among the Borrowers, JPMorgan Chase Bank, N.A., as Collateral Agent, Swing Line Lender, an L/C Issuer and Administrative Agent, and the lenders from time to time party thereto. The Credit Agreement governs the Borrowers’ senior secured credit facilities and consists of an approximately $500 million Term Loan A facility (the “Term Loan A”), an approximately $2 billion Term Loan B facility (the “Term Loan B”), and a $1 billion revolving facility (the “Revolving Facility”) (collectively, the “Senior Secured Credit Facilities”). The maturity date is June 7, 2022 for the Term Loan A and the Revolving Facility, and April 3, 2025 for the Term Loan B. The Revolving Facility was undrawn as of December 31, 2019. The material terms of the Senior Secured Credit Facilities are described in the Notes to Consolidated Financial Statements for the Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission on February 20, 2020, which description is incorporated herein by reference.

On March 24, 2020, the Borrowers borrowed $525 million under the Revolving Facility. While the Company believes that it had sufficient liquidity prior to taking this action to fund its operations and meet its obligations, the Company has further increased its cash position as a precautionary measure in order to preserve financial flexibility in light of current uncertainty in the global markets resulting from the COVID-19 pandemic. This borrowing, together with $425 million borrowed under the Revolving Facility on March 18, 2020 to fund amounts associated with the acquisition of The Habit Restaurants, Inc., resulted in an aggregate of $950 million outstanding under the Revolving Facility as of March 24, 2020. The current interest rate for borrowings under the Revolving Facility is approximately LIBOR plus 1.50%. As of March 24, 2020, the Company had cash and cash equivalents in excess of $1 billion and remains in compliance with all financial covenants set forth in the Credit Agreement.

Item 7.01	Regulation FD Disclosure.

The COVID-19 pandemic continues to impact the operations of our restaurants in numerous markets across the world. As we have taken steps in response to the pandemic, our primary focus continues to be the safety of everyone who engages with our Brands, including our employees, franchisees and their team members, and customers. At the same time, we understand the important role our restaurants can play in continuing to serve customers in markets that will or have experienced restrictions around travel outside the home or the gathering of individuals, particularly given our existing drive-thru, carryout and delivery channels. To that end, we are working with franchisees in impacted markets to help navigate business continuity in the safest manner possible. We are also working with franchisees who need more access to capital and are in good standing with the Company to provide assistance, including grace-periods for certain near-term payments where necessary.

We and our franchisees have also experienced significant store closures and instances of reduced store-level operations that have resulted in reduced operating hours and dining-room closures. In markets where governments have imposed restrictions on travel outside of the home or where customers are practicing social distancing, restaurant traffic has also been significantly impacted. As of the date of this filing we have approximately 7,000 restaurants around the world that are currently closed, including over 1,000 Pizza Hut Express units in the U.S. and over 900 KFCs in the UK. In some markets, such as the U.S., restaurant operations are limited to drive-thru, delivery and carryout options.

The impact on our sales within a market has depended upon the severity and duration of the outbreak, as well as that market’s reliance on dine-in sales. Importantly, we have seen early signs of sales recovery in markets that were first impacted by COVID-19, although there can be no assurance of continued improvement. As of the date of this filing we currently estimate our same-store sales for the quarter ended March 31, 2020 will decline in a range of mid to high single digits. Because this situation is ongoing and because the duration and severity are unclear it is difficult to forecast any impacts on the Company’s future results. However, we currently expect COVID-19 to impact our same-store sales for the quarter ended June 30, 2020 more significantly than it is impacting the current quarter due to the increasing number of markets currently impacted.

Item 8.01	Other Events.

As a result of the ongoing uncertainty regarding the evolving COVID-19 pandemic, the Company has decided to suspend its previously announced share repurchase program, pursuant to which the Company’s Board of Directors authorized repurchases of up to $2 billion of the Company’s common stock through June 30, 2021 (the “Share Repurchase Program”). The Company suspended the Share Repurchase Program to maintain flexibility and focus on continued investment in serving our customers, the health and well-being of our employees and supporting our franchisees. The Company believes these continued investments will help favorably position the Company when economies impacted by the COVID-19 pandemic begin to recover. As of the date of this Current Report on Form 8-K, no shares have been repurchased under the Share Repurchase Program.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “believe,” “estimate,” “will,” “continue,” or similar terminology. These statements include, but are not limited to, statements related to the potential impact of the COVID-19 pandemic. These statements are based on and reflect our current expectations as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements are neither predictions nor guarantees of future events, circumstances or performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause our actual results to differ materially from those indicated by those statements. There can be no assurance that our expectations will prove to be correct. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: food safety and food borne-illness issues; health concerns arising from outbreaks of viruses or other diseases; the success of our franchisees and licensees; the success of our transformation initiatives, including our refranchising strategy; our significant exposure to the Chinese market; changes in economic and political conditions in countries and territories outside of the U.S. where we operate; our ability to protect the integrity and security of individually identifiable data of our customers and employees; our ability to successfully implement technology initiatives; our increasing dependence on digital commerce platforms and information technology systems; the impact of social media; our ability to secure and maintain distribution and adequate supply to our restaurants; the success of our development strategy in emerging markets; changes in commodity, labor and other operating costs; pending or future litigation and legal claims or proceedings; changes in or noncompliance with government regulations, including labor standards and anti-bribery or anti-corruption laws; tax matters, including changes in tax laws or disagreements with taxing authorities; consumer preferences and perceptions of our brands; changes in consumer discretionary spending and general economic conditions; competition within the retail food industry; and risks relating to our significant amount of indebtedness. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. The forward-looking statements included in this Current Report on Form 8-K are only made as of the date of this report and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. Additional information concerning risks and uncertainties that could cause actual results to differ materially from those indicated by forward-looking statements is contained in our filings with the Securities and Exchange Commission, including the information set forth under the captions “Risk Factors” and “Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	March 24, 2020	/s/ Keith Siegner
Vice President, Investor Relations, M&A and Treasurer